                                                                     Exhibit 4.1

Number                                                                    SHARES
EDSN

                                     [LOGO]

                               EDISON SCHOOLS INC
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                                                 SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

                                                               CUSIP 281033 10 0


THIS IS TO CERTIFY THAT _____________________________________________________ IS
THE OWNER OF ___________________________________________________________________

FULLY-PAID AND NON-ASSESSABLE SHARES OF CLASS A COMMON STOCK, $.01 PAR VALUE PER SHARE, OF
                              EDISON SCHOOLS INC.

(Hereinafter called the "Corporation"), transferrable on the books of the Corporation by the holder in person or by duly authorized attorney upon surrender of this certificate properly endorsed or assigned. This certificate and the shares of Class A Common Stock represented hereby are subject to all the laws of the State of Delaware and all of the provisions of the Certificate of Incorporation and By-Laws of the Corporation, as now in effect or hereafter amended, to all of which the holder by acceptance hereof assents. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

         WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:_________________


 /s/ Laura K. Eshbaugh                      [CORPORATE                         /s/ H. Christopher Whittle
    SECRETARY                                  SEAL]                            PRESIDENT AND CHIEF
                                                                                EXECUTIVE OFFICER


                                                                       COUNTERSIGNED AND REGISTERED:
                                                                       CONTINENTAL STOCK TRANSFER &
                                                                       TRUST
                                                                       (Jersey City, N.J.) TRANSFER AGENT
                                                                       AND REGISTRAR

                                                                       BY___________________________
                                                                        AUTHORIZED SIGNATURE

         The Corporation has authority to issue stock of more than one class. The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof of the Corporation, and the qualifications, limitations or restrictions of such preferences and/or rights. Such request may be made to the Corporation or the transfer agent.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  -   as tenants in common                   UNIF GIFT MIN ACT - _________ Custodian______
TEN ENT  -   as tenants by the entireties                                (Cust)            (Minor)
JT TEN   -   as joint tenants with right of         under Uniform Gifts to Minors
             survivorship and not as tenants        Act__________________________
             in common                                               (State)

         Additional abbreviations may also be used though not in the above list.

                  For value received, __________________________________, hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
         IDENTIFYING NUMBER OF ASSIGNEE

            (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE)

_______________________________________________________________________________
_______________________________________________________________________ Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_____________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated _____________________                 ____________________________________
                                            NOTICE: THE SIGNATURE TO THIS
                                            ASSIGNMENT MUST CORRESPOND WITH THE
                                            NAME AS WRITTEN UPON THE FACE OF THE
                                            CERTIFICATE IN EVERY PARTICULAR,
                                            WITHOUT ALTERATION OR ENLARGEMENT,
                                            OR ANY CHANGE WHATEVER.

Signature(s)
                                            Guaranteed:________________________
                                            THE SIGNATURE(S) MUST BE GUARANTEED
                                            BY AN ELIGIBLE GUARANTOR INSTITUTION
                                            (BANKS, STOCKBROKERS, SAVINGS AND
                                            LOAN ASSOCIATIONS AND CREDIT UNIONS
                                            WITH MEMBERSHIP IN AN APPROVED
                                            SIGNATURE GUARANTEE MEDALLION
                                            PROGRAM), PURSUANT TO S.E.C.
                                            RULE 17Ad-15.